Exhibit 99.1
AMENDMENT NO. 2 TO AMENDED AND RESTATED
SALE AND SERVICING AGREEMENT
     This AMENDMENT NO. 2 TO AMENDED AND RESTATED SALE AND SERVICING AGREEMENT (this “Amendment”), dated as of February 12, 2009, among TEXTRON FINANCIAL CORPORATION, a Delaware corporation (the “Servicer”), TEXTRON RECEIVABLES CORPORATION III, a Delaware corporation (the “Seller”), TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST, a Delaware statutory trust (the “Trust”), and THE BANK OF NEW YORK MELLON (f/k/a The Bank of New York), not in its individual capacity but solely as Indenture Trustee (the “Indenture Trustee”).
BACKGROUND
     A. The Servicer, the Seller, the Trust and the Indenture Trustee are party to that certain Amended and Restated Sale and Servicing Agreement dated as of May 26, 2005 (as amended or otherwise modified, the “Sale and Servicing Agreement”).
     B. The Seller and the Servicer have made a request to amend certain provisions of the Sale and Servicing Agreement pursuant to Section 8.1(b) of the Sale and Servicing Agreement, which permits an amendment of the Sale and Servicing Agreement without the consent of any of the Interestholders of any outstanding Series so long as (i) the Servicer has delivered to the Indenture Trustee an Officer’s Certificate to the effect that the amendment will not adversely affect in any material respect the interests of any of the Interestholders of any outstanding Series and (ii) the Rating Agency Condition is satisfied.
     C. The parties hereto are willing to enter into this Amendment upon the terms and conditions set forth below.
     NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
     Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Sale and Servicing Agreement.
     Section 2. Amendments to the Sale and Servicing Agreement.
          (a) Section 1.1 of the Sale and Servicing Agreement is hereby amended by restating in its entirety the definition of “Required Net Pool Balance” as follows:
“Required Net Pool Balance” means, as of any date of determination, the difference between (x) the higher of (i) the sum of the numerators used at such date to calculate the Fixed Allocation Percentages with respect to Principal Collections for all Series outstanding on such date, or (ii) the sum of the amounts for each Series outstanding on such date obtained by multiplying (a) the Required Residual Percentage for such Series by (b) the numerator used at such date to calculate the Floating Allocation Percentage for such Series, and (y) the sum of (A) the amount on deposit in the Excess Funding Account as of such date of determination and (B) the amount on deposit in the Principal Account as of such date of determination for any Series in its Controlled Accumulation Period or Early Amortization Period.

          (b) Section 2.7 of the Sale and Servicing Agreement is hereby amended by inserting a new clause (c) immediately before the last paragraph of such Section as follows:
(c) Notwithstanding the foregoing, if, on any day, an Account has a Receivable balance of zero which the Servicer will remove from its master files, only the conditions set forth in Section 2.7(b)(v), (vi)(B) and (vii) (to the extent applicable) need be satisfied, but such Account shall otherwise be deemed to be a Removed Account and Designated Account and the Removal Commencement Date shall be the date on which the Servicer removes such Account from its master files. In connection with such removal, the Servicer shall deliver to the Owner Trustee and the Indenture Trustee a computer file or microfiche or written list of such Designated Accounts being removed and specifying the account number for each such Designated Account.
          (c) The second to last sentence of Section 2.7 of the Sale and Servicing Agreement is hereby amended by restating in its entirety such sentence as follows:
Upon satisfaction of the above conditions, if applicable, on the Removal Commencement Date with respect to any Designated Account, the Seller shall cease to allocate any Collections therefrom in accordance with this Section 2.7 and such Designated Account and any Collateral Security related to any present or former Receivables in such Designated Account shall be deemed removed from the Trust for all purposes and the Trust shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Trust in and to all Collateral Security related to any present or former Receivable in such Designated Account and all moneys due or to become due with respect thereto and all proceeds thereof.
     Section 3. Covenants, Representations and Warranties.
     (a) Upon the effectiveness of this Amendment, each of the Servicer, the Seller and the Trust hereby reaffirms all covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the Basic Documents and agrees that all such covenants, representations and warranties (except to the extent such representations and warranties related to a specific date) shall be deemed to have been re-made as of the date of this Amendment.
     (b) Each of the Servicer, the Seller and the Trust hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, no event shall have occurred and be continuing which constitutes an Event of Default.
     Section 4. Conditions Precedent. This Amendment shall be effective as of the date first set forth above, subject to the satisfaction of the following conditions precedent:
     (a) Executed Amendment. Receipt by the Indenture Trustee of a copy of this Amendment duly executed by each of the parties hereto;

     (b) Servicer Officer’s Certificate. The Servicer has delivered to the Indenture Trustee an Officer’s Certificate to the effect that this Amendment will not adversely affect in any material respect the interests of any of the Interestholders of any outstanding Series; and
     (c) Rating Agency Condition. The Rating Agency Condition is satisfied.
     Section 5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAWS) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
     Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.
     Section 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     Section 8. Instruction to Owner Trustee. Each of the Servicer and the Seller, as the sole Certificateholder under the Trust Agreement, hereby instructs the Owner Trustee to execute, on behalf of the Trust, this Amendment and to execute each other document and take any and all additional action as may be required in connection with the transactions contemplated by this Amendment. The Seller, in its capacity as the sole Certificateholder under the Trust Agreement, hereby waives any prior notice required under Section 4.1 of the Trust Agreement with respect to this Amendment. Each of the Servicer and the Seller hereby certifies that the above-referenced actions are duly authorized pursuant to and in accordance with the Trust Agreement and that all conditions precedent under the Basic Documents with respect to this Amendment have been satisfied or waived. Each of the Servicer and the Seller agree that all action taken by the Owner Trustee in connection with this Amendment is covered by the fee and indemnification provisions set forth in the Trust Agreement and that U.S. Bank Trust National Association shall be fully indemnified by the Servicer or the Seller in connection with action taken pursuant to this Amendment and the transactions contemplated hereby.
     Section 9. Limitation of Owner Trustee and Indenture Trustee Liability.
     (a) It is expressly understood and agreed by the parties that (i) this Amendment is executed and delivered by U.S. Bank Trust National Association, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose for binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Amendment or any other related documents.

     (b) It is expressly understood and agreed by the parties that (i) this Amendment is executed and delivered by The Bank of New York Mellon, not individually or personally, but solely as Indenture Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Indenture, (ii) nothing herein contained shall be construed as creating any liability on The Bank of New York Mellon, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iii) under no circumstances shall The Bank of New York Mellon be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Amendment or any other related documents.
[signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TEXTRON FINANCIAL CORPORATION, as Servicer
By:	/s/ Paul Rerick
	Name:	Paul Rerick
	Title:	Assistant Treasurer

TEXTRON RECEIVABLES CORPORATION III, as Seller
By:	/s/ Paul Rerick
	Name:	Paul Rerick
	Title:	Assistant Treasurer

TEXTRON FINANCIAL FLOORPLAN MASTER NOTE TRUST
By:	U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner
Trustee on behalf of the Trust

By:	/s/ Jack Ellerin
	Name:	Jack Ellerin
	Title:	Vice President

THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Indenture Trustee
By:	/s/ Jacqueline Kuhn
	Name:	Jacqueline Kuhn
	Title:	Assistant Treasurer

Signature Page to Amendment No. 2 to Amended and Restated Sale and Servicing Agreement